POWER OF ATTORNEY                       Exhibit 24

     Washington Gas Light Company, for itself, and each person whose signature appears below, appoints Patrick J. Maher, James H. DeGraffenreidt, Jr., Joseph
M. Schepis, John K. Keane, Jr., and Frederic M. Kline, or any of them, as attorneys-in-fact to execute in their respective names, and to file a Registration Statement under the Securities Act of 1933 for the registration of 2,300,000 shares of Washington Gas Light Company common stock and to execute and file all amendments and post-effective amendments to the Registration Statement.


                                              WASHINGTON GAS LIGHT COMPANY

Date: July 29, 1998                           By: JAMES H. DEGRAFFENREIDT, JR.
                                                 -------------------------------
                                                  James H. DeGraffenreidt, Jr.
                                           President and Chief Executive Officer


          Names                         Title                         Date
          -----                         -----                         ----
     PATRICK J. MAHER
---------------------------
     (Patrick J. Maher)            Chairman of the Board           July 29, 1998

 JAMES H. DEGRAFFENREIDT, JR.
---------------------------
(James H. DeGraffenreidt, Jr.) President and Chief Executive       July 29, 1998
                                        Officer
     FREDERIC M. KLINE
---------------------------
    (Frederic M. Kline)        Vice President and Treasurer        July 29, 1998
                               (Principal Financial Officer)

    ROBERT E. TUORINIEMI
---------------------------
   (Robert E. Tuoriniemi)                Controller                July 29, 1998

     MICHAEL D. BARNES
---------------------------
    (Michael D. Barnes)                  Director                  July 29, 1998

      FRED J. BRINKMAN
---------------------------
     (Fred J. Brinkman)                  Director                  July 29, 1998

  DANIEL J. CALLAHAN, III
---------------------------
 (Daniel J. Callahan, III)               Director                  July 29, 1998

    ORLANDO W. DARDEN
---------------------------
   (Orlando W. Darden)                   Director                  July 29, 1998

     MELVYN J. ESTRIN
---------------------------
    (Melvyn J. Estrin)                   Director                  July 29, 1998

   KAREN HASTIE WILLIAMS
---------------------------
  (Karen Hastie Williams)                Director                  July 29, 1998


                       CERTIFIED BOARD RESOLUTIONS

     I, Douglas V. Pope, Secretary of Washington Gas Light Company, hereby certify that the following resolutions were adopted by the Company's Board of Directors on July 29, 1998:

     RESOLVED, that the Company issue up to 2,300,000 shares of the Company's Common Stock (Shares), the exact number to be issued to be determined by decision of a majority of the Executive Committee of the Board of Directors; and further

     RESOLVED, that the Chairman of the Board, the President and Chief Executive Officer; the Executive Vice President and Chief Operating Officer and the Vice President and Treasurer (Authorized Officers) of Washington Gas Light Company (Company), and each of them, are authorized, in the name and on behalf of the Company, to execute and file a Registration Statement with the Securities and Exchange Commission for the registration of the Shares under the Securities Act of 1933 (Registration Statement) substantially in the form and substance as presented to this meeting, with such changes as the Authorized Officers, with the advice of counsel, may deem necessary or advisable; and further

     RESOLVED, That the Company, each member of the Company's Board of Directors and each of the Authorized Officers are authorized to execute a power of attorney appointing each of Patrick J. Maher, James H. DeGraffenreidt, Jr., Joseph M. Schepis, Frederic M. Kline and John K. Keane, Jr., as attorneys-in-fact (attorneys-in-fact) to execute the Registration Statement and cause it to be filed with the Securities and Exchange Commission and with all other appropriate governmental and private organizations.


                                                   DOUGLAS V. POPE
                                                   ---------------
                                                   Douglas V. Pope